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                                                                    EXHIBIT 23.2

                      [LETTERHEAD OF KPMG PEAT MARWICK LLP]

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Norwest Corporation:

We consent to the use of our report dated January 16, 1997 incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.

                                            /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
April 24, 1997